UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 2, 2012, the Company issued a press release containing financial results for the second quarter 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company plans to host a webcast and conference call at 12:00 p.m. Eastern time/10:00 a.m. Mountain time on Thursday, August 2, 2012 to discuss these results. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com).

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.	Regulation FD Disclosure

Results of Operations Conference Call and Presentations

The Company plans to host a webcast and conference call at 12:00 p.m. Eastern time/10:00 a.m. Mountain time on Thursday, August 2, 2012 to discuss its financial results for the second quarter 2012. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com).

Upcoming Events

Also, the Company announced upcoming events. Updated investor presentations will be posted to the homepage of the Company’s website at www.billbarrettcorp.com for each event below. Webcast events will also be accessible on the homepage of the Company’s website:

Investor Conferences

Chairman, Chief Executive Officer and President Fred Barrett will present at the Enercom Oil and Gas Conference on August 15, 2012 at 3:35 p.m. Mountain time. The event will be webcast. The presentation for this event will be posted at 5:00 Mountain time on Monday, August 13, 2012.

Chairman, Chief Executive Officer and President Fred Barrett will present at the Barclays CEO Energy Conference on September 6, 2012 at 7:45 a.m. Eastern time. The event will be webcast. The presentation for this event will be posted at 5:00 Mountain time on Tuesday, September 4, 2012.

All statements in the conference call and presentations, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated August 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2012	BILL BARRETT CORPORATION

	By:	/s/ Francis B. Barron
Francis B. Barron Executive Vice President—General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release, dated August 2, 2012.

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